UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 22, 2005
Date of Report (date of earliest event reported)

NOVELIS INC.

(Exact name of Registrant as specified in its charter)

Canada	001-32312

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3399 Peachtree Road NE
Suite 1500
Atlanta, Georgia 30326

(Address of principal executive offices)

(404) 814-4210

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 8.01.     Other Events

     The Board of Directors of Novelis Inc. declared on April 22, 2005 a quarterly dividend of US$0.09 per common share, payable June 20, 2005 to shareholders of record at the close of business May 20, 2005. Refer to attached Exhibit 99.1 for details.

Item 9.01.     Financial Statements and Exhibits

     (c)   Exhibits

Exhibit No.	Description
99.1	Press release of Novelis Inc., issued on April 22, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
Date: April 22, 2005	/s/ David Kennedy
David Kennedy
Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Novelis Inc., issued on April 22, 2005.